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                                                                    Exhibit 10.5


                          PLEDGE AND SECURITY AGREEMENT


         THIS PLEDGE AND SECURITY AGREEMENT, dated as of December 14, 1998 (this "Agreement"), is made by FORE SYSTEMS HOLDING CORPORATION, a Delaware corporation (the "Pledgor"), MELLON BANK, N.A., as Construction Lender and Collateral Agent, and MELLON FINANCIAL SERVICE CORPORATION #4, as Certificate Purchaser (each a "Pledgee" and collectively, the "Pledgees"), and MELLON BANK, N.A., as securities intermediary for the Collateral Account (in such capacity, the "Securities Intermediary").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, pursuant to the Participation Agreement dated as of the date hereof, among the Pledgor, the Construction Lender, the Certificate Purchaser and Wilmington Trust Company, not in its individual capacity, but solely as Certificate Trustee of Brush Creek Business Trust II, the Participants have agreed to finance the development of certain Improvements on the Land to be used by the Pledgor;

         WHEREAS, the Construction Lender and the Certificate Trustee have entered into the Construction Loan Agreement dated as of the date hereof, pursuant to which the Construction Lender has agreed to make Construction Loans to the Certificate Trustee, to be evidenced by the Note, to provide a portion of the funds to pay the Property Improvements Costs, Transactions Costs, accrued interest and Certificate Yield during construction;

         WHEREAS, the Certificate Purchaser has purchased the Certificate, pursuant to the Trust Agreement dated as of the date hereof, the proceeds of which will provide a portion of the funds to pay the Property Improvements Costs, Transaction Costs, accrued interest and Certificate Yield during construction;

         WHEREAS, the principal amount of the loans outstanding as evidenced by the Note is expected to be refinanced by the Tranche A Loans and the Tranche B Loans;

         WHEREAS, pursuant to the terms of the Participation Agreement, the Pledgor has agreed to satisfy the Collateral Requirement; and

         WHEREAS, the Pledgor acknowledges and agrees that it will derive substantial benefits from the execution and delivery of the Participation Agreement, the Operative Documents, the Refinancing Loan Documents, and the transactions contemplated thereunder, and has executed and delivered to the Pledgees the Guaranty Agreement dated as of the date hereof, pursuant to which Pledgor has guaranteed the full and punctual payment of the Obligations;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor, the Pledgees, and the Securities Intermediary, intending to be legally bound, hereby agree as follows:


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                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Additional Pledged Property" is defined in clause (a) of Section 6.1.

         "Agreement" is defined in the preamble.

         "Authorized Signatory" means, relative to any Person, each of its officers or any attorney-in-fact of any such officer authorized to deliver certificates, requests or communications or otherwise act on behalf of such Person pursuant to an appropriate power of attorney (in form and substance satisfactory to the Pledgees and the Collateral Agent and certified copies of which shall have been delivered to the Pledgees, the Securities Intermediary and the Lenders) granted to such Person.

         "Collateral Agent" means Mellon Bank, N.A. in its capacity as collateral agent for Pledgees pursuant to Section 3.3.

         "Collateral Account" is defined in Section 3.1.

         "Collateral Value" shall mean 90% of the Fair Market Value of the Marketable Collateral.

         "Collateral Value Notice" is defined in Section 3.2(b).

         "Control Agreement" means any agreement establishing or providing control (as defined in the UCC) in or to any Person with respect to the Pledged Property.

         "Distributions" is defined in clause (b) of Section 5.4.

         "Fair Market Value" shall mean in the case of cash, the amount of such cash, and otherwise, the market value of the applicable Marketable Collateral as determined by reference to market quotes at the opening of business provided on the date of valuation by Bloomberg Financial Market Service, or if such rate is unavailable, by Interactive Data Services Inc., Telerate, Reuters and/or any major daily financial publication such as The Wall Street Journal or The New York Times.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Margin Loans" means all borrowings used to fund the purchase of Margin Stock, including, without limitation, money borrowed pursuant to the Operative Documents.

         "Margin Stock" shall have the meaning specified for such term in Regulation U of the F.R.S. Board as from time to time in effect.



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         "Pledge" means the pledge of the Pledged Property to Pledgees as security for the Obligations.

         "Pledged Property" is defined in Section 2.1.

         "Pledgee" and "Pledgees" are defined in the preamble.

         "Pledgor" is defined in the preamble.

         "Substituted Pledged Property" is defined in clause (a) of Section 6.1.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the Commonwealth of Pennsylvania.

         SECTION 1.2 Participation Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Participation Agreement, and the rules of interpretation set forth therein shall apply to this Agreement.

         SECTION 1.3 UCC Definitions. Unless otherwise defined herein, in the Participation Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including its preamble and recitals, with such meanings.


                                    ARTICLE 2

                                     PLEDGE

         SECTION 2.1 Initial Grant of Security Interest. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or mandatory prepayment or otherwise) of the Obligations and all other obligations of the Lessee, the Construction Agent or any Guarantor under the Operative Documents, the Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, grants and transfers to each Pledgee, for its benefit, a continuing security interest in and to all of the Pledgor's right, title and interest in and to the following property whether now owned by the Pledgor or hereafter acquired and whether now existing or hereafter coming into existence, and wherever located (all being collectively referred to herein as "Pledged Property"):

                  (a) the Collateral Account, together with all cash, Marketable Collateral and other property from time to time credited to or on deposit in the Collateral Account;

                  (b) any and all property received in exchange or substitution for any such cash, Marketable Collateral or other property;

                  (c) all moneys or property representing principal of or interest on any of the foregoing, or representing a dividend on or other distribution in respect of any of the foregoing, or resulting from reclassification or other like change of any of the foregoing or otherwise received in exchange


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         therefor, and any subscription, warrants, rights or options issued to the holders of, or otherwise in respect of, any of the foregoing;

                  (d) such other property of Pledgor as may be delivered to Collateral Agent as collateral hereunder and is described in a Specification of Additional Collateral in the form of Annex I hereto that has been executed by Pledgor;

                  (e) any and all corrections or amendments to, or renewals, extensions or ratifications of, or replacements or substitutions for, any of the foregoing, or any instrument relating thereto, and all accounts, contracts, contract rights, general intangibles and nominee agreements, covering, relating to, or arising from or in connection with, any of the foregoing, and all other things incident thereto (including, without limitation, any and all liens, lien rights, security interests and other rights and interests) which the Pledgor might at any time have or be entitled to with respect to the foregoing; and

                  (f) all proceeds of any of the property of the Pledgor described in clauses (a) through (e) above (including any proceeds of insurance thereon).

         SECTION 2.2 Security for Obligations. This Agreement secures the payment in full of all the Obligations and all other obligations of the Lessee, the Construction Agent or any Guarantor under the Operative Documents and all obligations of each Guarantor now or hereafter existing under the Guaranty, the Guaranty Agreement, the Participation Agreement, the Notes and each other Operative Document to which such Guarantor is or may become a party, whether for principal, interest, Rent, costs, fees, expenses, penalties or otherwise.

         SECTION 2.3 Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Property and shall

                  (a) remain in full force and effect until the termination of the Pledge contemplated by Section 7.14 hereof,

                  (b) be binding upon the Pledgor and its successors, transferees and assigns, and

                  (c) inure, together with the rights and remedies of the Pledgees, to the benefit of each Pledgee and their respective successors, transferees and assigns.

Upon the termination of the Pledge, the security interest and security entitlement granted herein shall terminate and all rights to the Pledged Property shall revert to the Pledgor in accordance with the terms of Section 7.14.

         SECTION 2.4 Transfers to Collateral Account. Pledgor shall:

                  (a) transfer all property that is to constitute a part of the Pledged Property to the Securities Intermediary for credit to the Collateral Account or, in the case of any such property that is already maintained in another account of Pledgor with the Securities Intermediary, instruct the Securities Intermediary to transfer such property into the Collateral Account;



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                  (b) give, execute, deliver, file and record any notice,
         instrument, document, agreement, Control Agreement or other papers that may be necessary or desirable in the reasonable judgment of the Collateral Agent to create, perfect, preserve and validate the security interest in the Pledged Property created hereunder, and to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such security interest.

                  (c) keep full and accurate books and records relating to the Pledged Property, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement;

                  (d) permit representatives of the Collateral Agent, upon reasonable notice and at any time during normal business hours, to inspect and make abstracts from the Pledgor's books and records pertaining to the Pledged Property, and forward copies of any notices or communications received by the Pledgor with respect to the Pledged Property all in such manner as the Collateral Agent may reasonably require; and

                  (e) upon the reasonable request of the Collateral Agent, deliver to Collateral Agent, at the expense of the Pledgor, opinions of local counsel, in form and substance satisfactory to the Collateral Agent and its respective counsel, as to the perfection of the Collateral Agent's security interest in any of the Pledged Property contemplated by this Agreement and as to the protection of the Collateral Agent with respect to adverse claims relating to the Pledged Property.


                                    ARTICLE 3

                             COLLATERAL REQUIREMENT

         SECTION 3.1 Establishment of Collateral Account; Control.

                  (a) Concurrently herewith the Pledgor has established at the branch of the Securities Intermediary located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, a collateral account designated on the records of the Securities Intermediary as "Fore Systems Holding Corporation Collateral Account, Mellon Bank, N.A., as Agent for the Pledgees", account number S-038218-W (herein, together with any substitution therefor, the "Collateral Account"). The Collateral Account shall be segregated from any and all other accounts or other property of the Pledgor. The Securities Intermediary acknowledges and agrees that it has established the Collateral Account and that the Collateral Account constitutes a securities account for purposes of
         Article 8 of the UCC. The Securities Intermediary further agrees to treat all assets credited to the Collateral Account, including without limitation, any and all cash (whether in the form of money or credit balances) and Marketable Collateral, as financial assets for purposes of Article 8 of the UCC. For the avoidance of doubt, the parties agree that the Collateral Account shall be governed by the laws of the Commonwealth of Pennsylvania, which shall be the Securities Intermediary's jurisdiction for purposes of the UCC.

                  (b) For the purpose of providing control over the Collateral Account to the Pledgees, the Securities Intermediary hereby agrees as follows:




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                           (i) the Securities Intermediary will comply with
                  entitlement orders originated by either of the Pledgees (including Mellon Bank, N.A. acting either as Construction Lender or as Collateral Agent) with respect to the Collateral Account without further consent from the Pledgor.

                           (ii) Without limitation of the obligation of the
                  Securities Intermediary to accept entitlement orders originated by a Pledgee pursuant to Section 3.1(b)(i), each Pledgee agrees with and for the sole benefit of the Pledgor that the Collateral Agent will not originate any entitlement orders with respect to the Collateral Account except as permitted under Sections 5.6 and 6.1.

                           (iii) Notwithstanding the foregoing, the Pledgor
                  shall be entitled to originate entitlement orders with respect to the Collateral Account to the extent permitted under Sections 3.2(d), 3.5 and 6.1.

                           (iv) The Securities Intermediary will not enter into
                  a Control Agreement with any party other than the Pledgees without the prior written consent of the Pledgor and the Pledgees.

                  (c) The Pledgor shall deliver with any certificated or uncertificated securities delivered to the Securities Intermediary for credit to the Collateral Account, all appropriate undated bond powers, duly executed or indorsed to the Securities Intermediary or in blank and any and all other forms related to transfer requested by the Collateral Agent, completed or executed so as to make such transfer valid under applicable law and the rules of any securities exchange or otherwise.

                  (d) The Pledgor and each Pledgee agree to do or take all actions (or omit from taking actions) in order to make all transfers contemplated hereby valid under applicable law and the rules of any securities exchange or otherwise.

                  (e) To the extent that any financial assets relating to the Pledged Property constitute certificated securities, the Securities Intermediary shall retain physical possession of the certificates or instruments representing or evidencing such Marketable Collateral or shall have such financial assets credited to the Securities Intermediary's account at The Depository Trust Company ("DTC"). To the extent that any such financial assets constitute uncertificated securities, the Securities Intermediary shall cause such financial assets to be (i) credited to the account of Securities Intermediary or its nominee at DTC or, if appropriate, the Federal Reserve Bank of New York; or (ii) registered on the books of the issuer thereof in the name of the Securities Intermediary. In addition, subject to Section 3.5 hereof, the Securities Intermediary shall at all times have the right to exchange certificates or instruments representing or evidencing financial assets relating to Marketable Collateral for certificates or instruments in smaller or larger denominations for any purpose consistent with its performance of this Agreement; provided that the aggregate principal amount of the certificates or instruments received upon such an exchange shall not be less than the aggregate principal amount of the certificates or instruments tendered for exchange.


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         SECTION 3.2 Maintenance of Marketable Collateral.

                  (a) The Pledgor at all times shall maintain during the Term Marketable Collateral in the Collateral Account in an amount (the "Collateral Requirement") having a Collateral Value equal to or greater than (i) beginning on the Initial Advance Date and until the Refinancing has occurred, 100 percent of the principal amount plus all accrued interest with respect to the Construction Loans and (ii) following the Refinancing, the sum of (A) 100 percent of the aggregate principal amount of all Tranche A Loans plus any interest accrued thereon and (B) (x) 50 percent of the aggregate principal amount of all Tranche B Loans plus any accrued interest thereon, or (y) at all times when Lessee has elected to refinance the Tranche A Loans pursuant to
         Section 3.7(c) of the Participation Agreement, 100 percent of the aggregate principal balance of all Tranche B Loans and Certificate Amounts plus any yield and interest accrued thereon.

                  (b) On the first Business Day of each calendar month during the Term, the Securities Intermediary shall determine the aggregate Collateral Value of the Marketable Collateral in the Collateral Account, and such determination shall be promptly furnished, in writing, to the Pledgor and each Pledgee ("Collateral Value Notice").

                  (c) At any time when the Collateral Value Notice reveals there is insufficient Marketable Collateral in the Collateral Account to satisfy the Collateral Requirement, the Pledgor shall deposit, no later than five (5) Business Days after receipt of the Collateral Value Notice, additional Marketable Collateral in the Collateral Account to the extent necessary to satisfy the Collateral Requirement.

                  (d) At any time when (i) the Collateral Value Notice reveals there is excess Marketable Collateral in the Collateral Account to satisfy the Collateral Requirement and (ii) no Default or Event of Default has occurred or is continuing, the Pledgor may request by written notice to the Pledgees, with a copy to the Securities Intermediary, to release such excess Marketable Collateral to the Pledgor or upon its order or the order of its designee, and the Pledgees shall release and direct the Securities Intermediary to release such excess Marketable Collateral to the Pledgor or upon its order, provided, however, that no release of Marketable Collateral pursuant to this Section 3.2(d) shall occur if such release will violate the Collateral Requirement.

         SECTION 3.3 Appointment of the Collateral Agent.

                  (a) The Pledgees hereby appoint the Collateral Agent as the Pledgees' agent for the purpose of (i) obtaining and maintaining control with respect to such Pledged Property; and (ii) taking any and all actions necessary for the protection of the Pledgees' interests in the Pledged Property, all in accordance with the provisions of this Agreement. All Pledged Property shall be in the Collateral Account and segregated from all other property, including, without limitation, that of the Pledgor and the Pledgees. The Collateral Agent hereby accepts such appointment.

                  (b) The Collateral Agent acknowledges receipt of this Agreement, certifies that no notice of any other security agreement or claim affecting the Pledged Property has been received by it, states that the Pledged Property will be held in the Collateral Account for the benefit of the Pledgees and agrees to hold the Pledged Property solely for the benefit of the Pledgees and subject to the control of the Pledgees, as provided in this Agreement. The Collateral Agent agrees to exercise the same degree of care as exercised by banks generally for similar property in exercising



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         its duties under this Agreement. The duties of the Collateral Agent under this Agreement shall only be those set forth in this Agreement.

         SECTION 3.4 Consent of Pledgor. The Pledgor hereby consents to allow the appointment by the Pledgees of the Collateral Agent, as contemplated by this
Article III, waives any defenses or objections to such transfer given to the Pledgor in any agreement, including without limitation any of the terms in the Operative Documents, and shall not challenge, or permit any of its Subsidiaries to challenge the transfer of the security interests in the Pledged Property contemplated by the Pledge. The Pledgor further agrees to take all actions and give other aid reasonably required by the Collateral Agent in meeting the Pledgor's obligations under this Agreement.

         SECTION 3.5 Investment of Pledged Property. So long as no Event of Default or Default shall have occurred and be continuing, the Securities Intermediary shall honor entitlement orders or other instructions of Pledgor to invest all moneys credited or on deposit from time to time (including moneys on deposit upon the sale or maturity of securities) to or in the Collateral Account in Marketable Collateral having an equal or greater Collateral Value than the sold or matured security. Such investments, together with any interest or other earnings resulting from such investments, shall be maintained in the Collateral Account and shall be reinvested as provided in this paragraph. Neither the Securities Intermediary, in the absence of gross negligence or willful misconduct, nor the Pledgees, shall be liable or responsible for any loss resulting from any such investments.



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                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1 Pledgor Warranties, etc. The Pledgor hereby represents and warrants to each Pledgee and the Collateral Agent, as at the date of each pledge and delivery hereunder by the Pledgor of any Pledged Property, as follows:

                  (a) Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign), such Pledged Property, free and clear of all liens, security interests, options, security entitlements, Control Agreements or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Pledgees.

                  (b) Valid Security Interest. The transfer of the Pledged Property to the Collateral Account, as contemplated by this Agreement, will be effective to create a valid, perfected, first- priority security interest in such Pledged Property and all proceeds thereof in favor of Collateral Agent on behalf of the Pledgees, subject to no other liens, security interests, options, security entitlements, Control Agreements or other charges or encumbrances, and such security interest shall be maintained as such at all times during the Term. No filing or other action will be necessary to perfect or protect such security interests.

                  (c) Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either:

                           (i) for the pledge by the Pledgor of any Pledged
                  Property pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by the Pledgor, or

                           (ii) for the exercise by the Pledgees, or by the
                  Collateral Agent following its appointment as contemplated by
                  Article III of this Agreement, of the voting or other rights provided for in this Agreement, or the remedies in respect of the Pledged Property pursuant to this Agreement.

                  (d) Compliance with Laws. The Pledgor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Pledgor or the value of the Pledged Property or the worth of the Pledged Property as Pledged Property security, or otherwise affect the Pledge.

                  (e) Office of Pledgor. The Pledgor represents and warrants that its place of business and chief executive office and the office where it keeps its records concerning the Pledged Property is located at 1000 FORE Drive, Warrendale, Pennsylvania 15086.


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                                    ARTICLE 5

                               COVENANTS; REMEDIES

         SECTION 5.1 Covenants. In furtherance of the pledge and grant of the security interest pursuant to the terms hereof, the Pledgor hereby covenants and agrees to perform its obligations under this Article V.

         SECTION 5.2 Other Financing Statements and Liens. The Pledgor shall not, without the prior written consent of the Collateral Agent, file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement, or file or authorize any like instrument, with respect to the Pledged Property in which the Pledgees or the Collateral Agent are not named as the sole secured parties. Without the prior written consent of the Collateral Agent, the Pledgor shall not authorize, permit, or enter into any Control Agreement granting any Person control of the Pledged Property other than the Pledgees or the Collateral Agent.

         SECTION 5.3 Preservation of Rights. The Collateral Agent shall not be required to take steps necessary to preserve any rights against other parties to any of the Pledged Property.

         SECTION 5.4 Voting Rights and Distributions.

                  (a) So long as no Event of Default shall have occurred and be continuing, the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Property; provided, that the Pledgor agrees that it will not vote any of the Pledged Property in any manner that is inconsistent with the terms of this Agreement, the Participation Agreement, the Note or any other Operative Document; and the Securities Intermediary shall execute and deliver to the Pledgor or cause to be executed and delivered to the Pledgor all such proxies, powers of attorney and other orders, and all such instruments, without recourse, as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to this Section 5.4.

                  (b) Any principal of and interest on, and any dividends or distributions with respect to, any Pledged Property (such principal, interest, dividends and distributions which the Pledgor is entitled to receive and retain under this clause being herein called "Distributions"), shall be paid directly to the Securities Intermediary, retained by it and deposited into the Collateral Account as additional Pledged Property, subject to the terms of this Agreement, and, if the Collateral Agent shall so request in writing, the Pledgor agrees to execute and deliver to the Securities Intermediary appropriate orders and documents to effectuate the provisions of this clause (b).

         SECTION 5.5 Events of Default. Each of the following events shall constitute an event of default under this Agreement (each, an "Event of Default"):

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                  (a) The failure of the Pledgor to pay, after three days prior notice by means of invoice, the reasonable fees and expenses of the Collateral Agent; or

                  (b) The failure of the Pledgor to comply with any of the terms or provisions of this Agreement, which (except as provided in (a) above) failure shall have continued for a period of five (5) days; or

                  (c) A Lease Event of Default, Loan Agreement Event of Default or Construction Agency Agreement Event of Default shall occur and be continuing.

         SECTION 5.6 Remedies, etc. During the period in which an Event of Default shall have occurred and be continuing:

                  (a) The Collateral Agent may originate entitlement orders in respect of the Pledged Property or otherwise exercise in respect of the Pledged Property, in addition to other rights and remedies provided for herein or otherwise available to it under the Operative Documents or at law or in equity, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Pledged Property).

                  (b)  The Collateral Agent may:

                           (i) deliver and pay over all or any portion of the
                  Pledged Property in the Collateral Account to the Pledgees, to be applied to satisfy accrued and unpaid Obligations,

                           (ii) sell the Pledged Property, or any part thereof,
                  at any public or private sale or on any securities exchange, for cash, upon credit or for future delivery, as the Pledgees shall deem appropriate. The Pledgees shall be authorized at any such sale to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Property for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Pledgees shall have the right to assign and transfer and have the Collateral Agent transfer and deliver to the purchaser or purchasers thereof the Pledged Property so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor and its Affiliates, and each of the Pledgor and its Affiliates hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule or law or statute now existing or hereafter enacted. The Pledgees shall give the Pledgor at least ten (10) days' written notice of the Pledgees' intention to make any such public or private sale or sales at any broker's board or on any such securities exchange. Such notice, in case of public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places, as the Pledgees may fix in the notice of such sale. At any such sale, the Pledged Property, or portion thereof, to be sold may be sold in one sale as an entirety or in separate sales, as the Pledgees may (in their sole and absolute discretion) determine and the Pledgees may bid (which bid may be in whole or in part, in the form of cancellation of indebtedness) for and purchase for the account of the Pledgees the whole or any part of the Pledged Property.


                                       11
                                                   Pledge and Security Agreement

                  The Pledgees shall not be obligated to make any sale of Pledged Property if it shall determine not to do so, regardless of the fact that notice of sale of Pledged Property may have been given. The Pledgees may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case a sale of all or any part of the Pledged Property is made on credit or for future delivery, the Pledged Property so sold may be retained by the Pledgees until the sale price is paid by the purchaser or purchasers thereof, but the Pledgees shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Property so sold and, in case of any such failure, such Pledged Property may be sold again upon like notice,

                           (iii) proceed by a suit or suits at law or in equity
                  to foreclose the security interest granted under this Agreement and to sell the Pledged Property, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction,

                           (iv) transfer all or any part of the Pledged Property
                  into the name of the Collateral Agent or its nominee, with or without disclosing that such Pledged Property is subject to the lien and security interest hereunder,

                           (v) notify the parties obligated on any of the
                  Pledged Property to make payment to the Collateral Agent of any amount due or to become due thereunder,

                           (vi) enforce collection of any of the Pledged
                  Property by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (vii) endorse any checks, drafts, or other writings
                  in the Pledgor's name to allow collection of the Pledged Property,

                           (viii) take control of any proceeds of the Pledged
                  Property, and

                           (ix) execute (in the name, place and stead of the
                  Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Pledged Property. The Pledgees agree, solely for the benefit of the Participants, and not for the benefit of the Lessee, the Guarantor or any other Person, to seek to be repaid any amounts owing to the Pledgees from the proceeds of the Pledged Property prior to the proceeds of the Property.

         In addition, the Pledgees shall have all of the rights granted to the Pledgees under this Agreement upon the occurrence of an Event of Default.

         The Pledgor and the Lessee shall be liable for the deficiency if the proceeds of any sale or other disposition of the Pledged Property are insufficient to pay all amounts to which the Pledgees are entitled, and the fees and disbursements of any attorneys employed by the Pledgees to collect such deficiency.


                                       12
                                                   Pledge and Security Agreement

         SECTION 5.7 Change of Address or Name. Without at least 30 days' prior written notice to the Collateral Agent, the Pledgor shall not maintain any of its books or records with respect to the Pledged Property at any office or maintain its chief executive office or its principal place of business at any place other than at the address specified in Section 4.1(e), or change its name, or name under which it does business, from the name shown on the signature page hereto.

         SECTION 5.8 Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless each Pledgee and the Collateral Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Collateral Agent's gross negligence or willful misconduct. Upon demand, the Pledgor will pay to the Pledgees and the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which such payee may incur in connection with:

                  (a) the exercise or enforcement of any of the rights of such party hereunder; or

                  (b) the failure by the Pledgor to perform or observe any of the provisions hereof.

The Pledgor also hereby indemnifies, exonerates and holds free and harmless the Collateral Agent, each Pledgee and their respective counsel from any suits, actions, causes of action or proceedings brought by any Person relating to or arising out of this Agreement or any Operative Document.

         SECTION 5.9 Further Assurances. The Pledgor covenants and agrees that, from time to time upon the written request of any Pledgee or the Collateral Agent, the Pledgor will execute and deliver such further documents and do such other acts and things as any Pledgee or the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement and to protect and preserve the priority and validity of the security interest granted hereunder.

         SECTION 5.10 Amendments to Other Documents. The Pledgor covenants and agrees that it shall not consent to any amendment or other modification or supplement to any of the documentation or instruments relating to any Pledged Property if, in the reasonable judgment of the Collateral Agent, such modification would limit the right of the Collateral Agent to exercise foreclosure remedies with respect thereto or adversely affect the rights of the Collateral Agent hereunder. The Pledgor shall furnish to the Collateral Agent promptly after receipt thereof copies of all amendments, modifications and supplements to documentation relating to the Pledged Property.

         SECTION 5.11 Pledgees Appointed Attorney-in-Fact. The Pledgor hereby appoints the Pledgees and the Collateral Agent, acting either individually or jointly, as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which they may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, both the Pledgees and the Collateral Agent, acting either individually or jointly, shall have the right and power to receive, endorse and correct all checks, drafts and other orders for the payment of money made payable to the Pledgor representing any interest payment or other distribution payable or distributable in respect of the Pledged Property or any part thereof and to give full discharge for the same.


                                       13
                                                   Pledge and Security Agreement

         SECTION 5.12 Change of Collateral Agent. No change in Collateral Agent may occur without the express written consent of the Pledgees and the Pledgor. The Collateral Agent may resign by giving thirty (30) days' notice to the parties to this Agreement. The Pledgees may then appoint a successor Collateral Agent with the prior written consent of the Pledgor, which shall not be unreasonably withheld or delayed, whereupon the successor Collateral Agent shall succeed to the rights, powers and duties of the Collateral Agent.


                                    ARTICLE 6

                   SALES AND SUBSTITUTIONS OF CASH COLLATERAL;
                           ADDITIONAL PLEDGED PROPERTY

         SECTION 6.1 Sales and Substitutions of Pledged Property; Additional Pledged Property.

         (a) Subject to clauses (b) and (c) below and in addition to its rights under Section 3.5, upon notice to and with the consent of the Collateral Agent, the Pledgor (or any Authorized Signatory thereof) shall have the right to sell Pledged Property, to substitute other Pledged Property (the "Substituted Pledged Property") or pledge additional Pledged Property (the "Additional Pledged Property") so long as no Event of Default exists or, in the sole opinion of the Collateral Agent, would result therefrom, upon giving effect to such sale, substitution, or additional pledge of Pledged Property. A substitution of Pledged Property shall be effected by the Collateral Agent originating an entitlement order, or authorizing the Securities Intermediary to honor an entitlement order from the Pledgor, to deliver or transfer to the Pledgor or its designee the Pledged Property being replaced against the receipt by the Securities Intermediary for credit to the Collateral Account of the Substituted Pledged Property. The Collateral Agent will execute any documents of release reasonably requested by the Pledgor. The Collateral Agent shall not be required to release any Pledged Property to the Pledgor unless (i) the Collateral Agent shall have determined, in accordance with clause (c) below, that no violation of any rule or regulation of the Federal Reserve Board would result therefrom and
(ii) the Pledgor shall first reimburse the Collateral Agent and the Pledgees for any reasonable expenses incurred or taxes imposed in connection with such release. The Pledgor shall comply with all its obligations under this Agreement as to Substituted Pledged Property or Additional Pledged Property, including, but not limited to, its obligations with respect to delivery of the Substituted Pledged Property or Additional Pledged Property and perfection of the Collateral Agent's first-priority security interest in the Substituted Pledged Property or Additional Pledged Property. The Pledgor shall deliver such certificates, if necessary, and take such other action as may be necessary to transfer such a first-priority perfected security interest in any Substituted Pledged Property or Additional Pledged Property to the Collateral Agent.

         (b) The delivery of a written notice pursuant to clause (a) above by the Pledgor to the Collateral Agent, prior to effecting any substitution or additional pledge of Pledged Property as contemplated by this Section 6.1 shall constitute a representation and warranty by the Pledgor that no violation of the rules and regulations of the Federal Reserve Board exists with respect to the Loans and such sale, substitution or pledge of Pledged Property will not result in a violation of any rule or regulation of the Federal Reserve Board.


                                       14
                                                   Pledge and Security Agreement

         (c) In order to effect a release of Pledged Property and as contemplated by clause (a) above, the Collateral Agent will confirm the release in a certificate, if necessary, and take such other action as may be necessary to release its security interest therein.

                                    ARTICLE 7

                            MISCELLANEOUS PROVISIONS

         SECTION 7.1 Operative Document. This Agreement is an Operative Document executed pursuant to the Participation Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof. As such, the Collateral Agent has, on behalf of itself and each Pledgee, all powers incidental to the execution of each of the terms of this Agreement, as contemplated by the parties hereto.

         SECTION 7.2 Waivers, Amendments, etc. The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Pledgor and the Collateral Agent in accordance with the terms of the Participation Agreement. No failure or delay on the part of the Collateral Agent or the holder of any Note in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Pledgor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Collateral Agent or the holder of any Note under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 7.3 Protection of Pledged Property. The Collateral Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Property or of its security interest therein.

         SECTION 7.4 Notices. All notices and other communications provided for hereunder shall be in writing and addressed and delivered or transmitted to the respective address or facsimile number specified in the Participation Agreement, or as to any Person, at such other address or facsimile number as may be designated by such Person in a notice to each other such Person complying as to delivery with the terms of this Section 7.4. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (upon electronic confirmation of transmission).


                                       15
                                                   Pledge and Security Agreement

         SECTION 7.5 Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

         SECTION 7.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 7.7 Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Pledgor and the Collateral Agent (or notice thereof satisfactory to the Collateral Agent) shall have been received by the Collateral Agent.

         SECTION 7.8 Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR CASH COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE COMMONWEALTH OF PENNSYLVANIA. THIS AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 7.9 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA OR IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY CASH COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH CASH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA AND OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE COMMONWEALTH OF PENNSYLVANIA. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THE PLEDGOR MAY HAVE OR HEREAFTER MAY

                                       16
                                                   Pledge and Security Agreement

HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

         SECTION 7.10 Waiver of Jury Trial. THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS THE PLEDGOR MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE OTHER PARTIES HERETO OR THE PLEDGOR. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER OPERATIVE DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES HERETO ENTERING INTO THE PARTICIPATION AGREEMENT AND EACH SUCH OTHER OPERATIVE DOCUMENT.

         SECTION 7.11 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Pledgor may not assign or transfer its rights or obligations hereunder.

         SECTION 7.12 The Agents. The Collateral Agent may employ agents and attorneys-in-fact, which may include branches, Affiliates and Subsidiaries of the Collateral Agent, in connection herewith and, so long as such agents or attorneys-in-fact are not branches, Affiliates or Subsidiaries of the Collateral Agent, the Collateral Agent shall not be responsible for the negligence of any such agents or attorneys-in-fact selected by it in good faith.

         SECTION 7.13 Expenses. The Pledgor agrees to pay to each Pledgee and the Collateral Agent on demand all out-of-pocket expenses of such payee (including all reasonable fees and out-of-pocket expenses of counsel to such payee and of local counsel, if any, who may be retained by counsel to that payee) relating to the enforcement of any of the provisions of this Agreement, or performance by the Collateral Agent of any obligations of the Pledgor in respect of the Pledged Property which the Pledgor has failed or refused to perform, or any actual or attempted exchange, enforcement, collection, compromise or settlement in respect of any of the Pledged Property, and for the care of the Pledged Property and defending or asserting rights and claims of the Pledgees or the Collateral Agent in respect thereof, by litigation or otherwise, and all such expenses shall constitute obligations secured under this Agreement.

         SECTION 7.14 Termination. When all obligations secured by this Agreement shall have been paid in full and the Commitment of the Lenders under the Construction Loan Agreement or any Refinancing Loan Document shall have expired or been terminated, this Agreement shall terminate, and the



                                       17
                                                   Pledge and Security Agreement

Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever (other than as to there being no Liens resulting from any act of or claim against the Collateral Agent), any remaining Pledged Property and money received in respect thereof to or on the order of the Pledgor.


                            [SIGNATURE PAGES FOLLOW]



                                       18
                                                   Pledge and Security Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed as of the day and year first above written.


                                   FORE SYSTEMS HOLDING CORPORATION,
                                   as Pledgor


                                   By: /s/ GARY J. BRUNNER
                                       -------------------------------------
                                   Name: Gary J. Brunner
                                         -----------------------------------
                                   Title: Treasurer
                                          ----------------------------------

                                   MELLON FINANCIAL SERVICES CORPORATION #4, as Pledgee


                                   By: /s/ STEPHEN R. VIEHE
                                       ------------------------------------
                                   Name: Stephen R. Viehe
                                         ----------------------------------
                                   Title: Vice President
                                          ---------------------------------


                                   MELLON BANK, N.A., as Pledgee


                                   By: /s/ MICHAEL T. ANSELMO
                                       -------------------------------------
                                   Name: Michael T. Anselmo
                                         -----------------------------------
                                   Title: Vice President
                                          -----------------------------------


                                   MELLON BANK, N.A., as Securities Intermediary


                                   By: /s/ MICHAEL T. ANSELMO
                                       -------------------------------------
                                   Name: Michael T. Anselmo
                                         -----------------------------------
                                   Title: Vice President
                                          -----------------------------------


                                      S-1
                                                   Pledge and Security Agreement

                                                                      ANNEX I TO
                                                   PLEDGE AND SECURITY AGREEMENT

                     SPECIFICATION OF ADDITIONAL COLLATERAL

         Pursuant to Section 2.1(d) of that certain Pledge and Security Agreement, dated as of December __, 1998 (the "Agreement"), is made by Fore Systems Holding Corporation, a Delaware corporation (the "Pledgor"), Mellon Bank, N.A., as Construction Lender and Collateral Agent and Mellon Financial Service Corporation #4, as Certificate Purchaser (each a "Pledgee" and collectively, the "Pledgees"), and Mellon Bank, N.A., as securities intermediary for the Collateral Account (in such capacity, the "Securities Intermediary"), Pledgor hereby delivers to Collateral Agent the following property as additional collateral and as a part of the "Pledged Property" thereunder:



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         This Specification of Additional Collateral is made as of this ____ day of _________, ____.



                                               FORE SYSTEMS HOLDING CORPORATION,
                                               as Pledgor


                                               By:______________________________
                                                  Name:
                                                  Title:





                                       2
                                                   Pledge and Security Agreement